The
High Yield
Plus Fund,
Inc.

SEMI-
ANNUAL
REPORT
September 30, 2002

Letter To Shareholders                  October 24, 2002

Dear Shareholder:

The US high yield market (as measured by the
Lehman Brothers High Yield Index) returned -
9.2% for the six month period ending in
September.   The return of investment-grade
bonds once again outperformed the high yield market, returning 8.5%, as measured by the Lehman Brothers Aggregate Bond Index. During the same period, the yield on the 10-year US
Treasury decreased by 181 basis points, while the spread relative to the Lehman High Yield
Index widened by 362 basis points; high yield bonds are now yielding 13.6%, approximately
1000 basis points above 10-year US Treasury yields. This spread is significantly wider than the five-year historical average of 618 basis points and well outside the ten-year historical average of 476 basis points. The high yield market has an attractive historical yield spread or risk premium versus Treasuries, but the market remains bifurcated. That is, the market prices a security with a relatively low yield if investors presume that the company will continue to service its debt or attributes a very high yield if the market anticipates a default. Thus, it is difficult to find a company with a "market yield".

The performance shortfall in high yield bonds reflects the overall market's continued turbulence caused not only by the lack of trust in corporate managements and steady equity market declines, but also by the current substantial geopolitical risk weighing heavily on consumers and investors alike. In the second quarter, the high yield market suffered from several unexpected blows when high profile companies revealed that they had employed questionable accounting methods. As these companies were downgraded to below-investment grade status, the absolute amount of debt had a precedent-setting technical impact on the high yield market that was forced to absorb them.
Eight out of the top ten issuers in the high yield market at one time had an investment-grade rating.

Fund Performance

The Fund's total returns for periods ended
September 30, 2002 are shown on the following table. For comparison, we have also provided the returns of the Lipper Closed-End Leveraged
High Yield category, an average of 27 closed-end high yield leveraged funds; we would note that the degree of leverage varies substantially amongst the funds in the group.
This fact notwithstanding we are disappointed with the Fund's performance over the past year, and we attribute some of the Fund's underperformance to the dramatic divergence between B and BB rated issues.

                  TOTAL RETURNS
     For the Periods Ended September 30, 2002

                              6 Months    1 Year    2 Years*

High Yield Plus Fund (NAV)1.   -17.5%     -12.3%     -15.8%
Lipper CEHY - Leveraged        -14.9       -6.5      -12.5

Represents NAV-based performance calculations
as provided by Lipper Analytical Services, Inc.
Past performance is no guarantee of future
results. Returns based on market performance of
the Fund's shares would be different.
* Annualized
                              1

Despite the significant underperformance of B rated bonds relative to BB rated bonds over the last two years, we believe that the B rated
"credit" sector of the high yield market will rebound and ultimately outperform higher quality instruments, and we remain positioned to benefit from this reversal.

The Fund is leveraged and has a $50 million credit line provided by Fleet National Bank and State Street Bank and Trust Company. As of
September 30, 2002 the Fund had drawn $22 million on the line; borrowings fluctuate depending on investment outlook and opportunities. As of September 30, 2002, the
Fund's shares were priced at $3.00. This price reflected a discount of 1.3% to the Fund's net asset value of $3.04 per share. (The average premium of the Funds in the Lipper Leveraged
Closed End universe was 8.7% as of September
30, 2002.) The Fund's monthly dividend rate of $0.0325 per share equates to an annualized yield of 13.0% relative to the stock price.
This yield was significantly in excess of the US 10-Year Treasury rate 3.59% on September 30,
2002.

Our focus continues to be on seeking out attractive yields in the high yield market while minimizing credit losses. While the specter of war remains a threat, and corporate malfeasance continues to make front-page news, we believe that current spreads in the high yield market reflect a degree of pessimism that is unfounded. Contrary to common perceptions, corporate profits are in fact recovering, albeit slowly. Regulators have also taken quick and aggressive action against the wave of recent accounting scandals. The economic recovery is on track, and although defaults will remain high, they are expected to decline next year. With this decline, the risk premium associated with high yield bonds should narrow.

As always, we appreciate your interest in the Fund.

Sincerely yours,

Earl McEvoy
Portfolio Manager
Senior Vice President
Wellington Management Company, LLP

Portfolio of Investments as of September 30, 2002
(Unaudited)                                      THE HIGH YIELD PLUS FUND, INC.
-------------------------------------------------------------------------------

                                                                                                     Principal
                                                             Moody's        Interest     Maturity     Amount            Value
Description                                                  Rating           Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--141.2%
CORPORATE BONDS--141.2%
------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--1.8%
Moog, Inc., Sr. Sub. Notes, Ser. B                                Ba3         10.00%       5/01/06   $    425        $    420,750
Sequa Corp., Sr. Notes                                            Ba3          9.00        8/01/09        500             437,500
                                                                                                                     ------------
                                                                                                                          858,250
------------------------------------------------------------------------------------------------------------------------------
Automotive--6.0%
Accuride Corp., Sr. Sub. Notes                                    Caa1         9.25        2/01/08      1,150             747,500
Dana Corp.,
   Sr. Notes                                                      Ba3         10.125       3/15/10        225             225,000
   Notes                                                          Ba3          9.00        8/15/11      1,100           1,031,250
Dura Operating Corp.,
   Sr. Sub. Notes, Ser. D                                         B2           9.00        5/01/09        500             461,250
   Sr. Sub. Notes, Ser. B                                         B1           8.625       4/15/12        405             400,950
                                                                                                                     ------------
                                                                                                                        2,865,950
------------------------------------------------------------------------------------------------------------------------------
Building & Related Industries--1.1%
Nortek, Inc.,
   Sr. Notes, Ser. B                                              B1           9.25        3/15/07        250             254,688
   Sr. Notes, Ser. B                                              B1           9.125       9/01/07        250             251,250
                                                                                                                     ------------
                                                                                                                          505,938
------------------------------------------------------------------------------------------------------------------------------
Cable--8.0%
Charter Communications Holdings LLC,
   Sr. Notes                                                      B2          10.00        4/01/09        695             430,900
   Sr. Notes                                                      B2          10.75       10/01/09        140              88,200
   Sr. Notes                                                      B2           9.625      11/15/09        450             274,500
   Sr. Notes                                                      B2          11.125       1/15/11        285             180,975
CSC Holdings Corp., Sr. Notes, Ser. B                             B1           8.125       7/15/09        870             713,400
Insight Midwest L.P.,
   Sr. Notes                                                      B2           9.75       10/01/09        245             215,600
   Sr. Notes                                                      B2          10.50       11/01/10      1,100             979,000
Mediacom Broadband LLC, Sr. Notes                                 B2          11.00        7/15/13      1,000             920,000
                                                                                                                     ------------
                                                                                                                        3,802,575

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of September 30, 2002
(Unaudited)                                      THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                      Principal
                                                              Moody's        Interest     Maturity     Amount           Value
Description                                                   Rating           Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Chemicals--7.6%
ARCO Chemical Co., Debs.                                          Ba3         9.375%      12/15/05   $    700        $    661,500
Goodyear Tire & Rubber Co.,
   Notes                                                          Ba1         8.50         3/15/07        400             367,068
   Notes                                                          Ba1         7.857        8/15/11        510             425,356
IMC Global, Inc., Sr. Notes, Ser. B                               Ba1        11.25         6/01/11        530             569,750
Lyondell Chemical Co.,
   Sr. Sec'd. Notes                                               Ba3         9.50        12/15/08        140             126,350
   Sr. Sub. Notes                                                 B2         10.875        5/01/09        655             519,088
Methanex Corp., Sr. Notes (Canada)                                Ba1         8.75         8/15/12         95(c)           98,325
Resolution Performance Products, Inc., Sr. Sub. Notes             B3         13.50        11/15/10        665             734,825
UCAR Finance, Inc., Gtd. Notes                                    B2         10.25         2/15/12        125             118,750
                                                                                                                     ------------
                                                                                                                        3,621,012
------------------------------------------------------------------------------------------------------------------------------
Consumer Finance--0.7%
Ford Motor Credit Co., Sr. Notes                                  A3          7.25        10/25/11        380             352,241
------------------------------------------------------------------------------------------------------------------------------
Consumer Goods & Services--3.3%
Advanced Medical Optics, Inc., Sr. Sub. Notes                     B3           9.25        7/15/10        175             171,500
Corning Consumer Products Co., Sr. Sub. Notes                     Ca           9.625       5/01/08      1,500(b)           75,000
Hasbro, Inc., Notes                                               Ba3          6.15        7/15/08        235             218,550
Icon Health & Fitness, Inc., Sr. Sub. Notes                       B3          11.25        4/01/12        500             485,000
Iron Mountain, Inc., Sr. Sub. Notes                               B2           8.25        7/01/11        575             569,250
JohnsonDiversey, Inc., Sr. Sub. Notes                             B2           9.625       5/15/12         75              74,813
                                                                                                                     ------------
                                                                                                                        1,594,113
------------------------------------------------------------------------------------------------------------------------------
Containers--4.0%
Owens-Brockway Glass Container, Inc., Sr. Sec'd. Notes            B2           8.875       2/15/09        500             502,500
Owens-Illinois, Inc., Sr. Notes                                   B3           8.10        5/15/07        550             500,500
Silgan Holdings, Inc., Sr. Sub. Debs.                             B1           9.00        6/01/09        900             929,250
                                                                                                                     ------------
                                                                                                                        1,932,250
------------------------------------------------------------------------------------------------------------------------------
Energy & Related Goods & Services--9.2%
Clark R & M, Inc.,
   Sr. Notes                                                      Ba3          8.375      11/15/07        150             135,000
   Sr. Notes                                                      Ba3          8.625       8/15/08        950             855,000
Forest Oil Corp., Sr. Notes                                       Ba3          8.00        6/15/08        827             860,080
Frontier Oil Corp., Sr. Notes                                     B2           9.125       2/15/06        750             750,000
Giant Industries, Inc., Sr. Sub. Notes                            B3          11.00        5/15/12        430             301,000
Parker Drilling Co., Sr. Notes, Ser. D                            B1           9.75       11/15/06         20              18,800

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of September 30, 2002
(Unaudited)                                      THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                      Principal
                                                              Moody's        Interest     Maturity     Amount           Value
Description                                                   Rating           Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Energy & Related Goods & Services (cont'd.)
Pioneer Natural Resources Co., Sr. Notes                          Ba1         9.625%       4/01/10   $    500        $    577,617
Plains Exploration & Production Co., Sr. Sub. Notes               B2          8.75         7/01/12        370             370,000
Tesoro Petroleum Corp.,
   Sr. Sub. Notes                                                 B2          9.625       11/01/08        275             162,250
   Sr. Sub. Notes                                                 B2          9.625        4/01/12        690             386,400
                                                                                                                     ------------
                                                                                                                        4,416,147
------------------------------------------------------------------------------------------------------------------------------
Financial Services--3.9%
Fairfax Final Holdings Ltd., Notes (Canada)                       Ba2         7.375        3/15/06        485(c)          357,425
GS Escrow Corp., Sr. Notes                                        Ba1         7.125        8/01/05        425             463,104
Ocwen Federal Savings Bank., Sub. Debs.                           B1         12.00         6/15/05        500             500,000
Western Financial Savings Bank,
   Sub. Cap. Debs.                                                B1          8.875        8/01/07        225             213,750
   Sub. Cap. Debs.                                                B1          9.625        5/15/12        340             323,000
                                                                                                                     ------------
                                                                                                                        1,857,279
------------------------------------------------------------------------------------------------------------------------------
Food & Lodging--1.5%
Host Marriot L.P.,
   Sr. Sub. Notes, Ser. I                                         Ba3          9.50        1/15/07        640             638,400
   Sr. Sub. Notes, Ser. G                                         Ba3          9.25       10/01/07         60              60,600
                                                                                                                     ------------
                                                                                                                          699,000
------------------------------------------------------------------------------------------------------------------------------
Gaming--6.4%
Harrahs Operating Co., Inc., Sr. Sub. Notes                       Ba1          7.875      12/15/05        775             819,562
MGM Mirage, Inc., Sr. Notes                                       Ba1          8.50        9/15/10        700             758,569
Riviera Holdings Corp., Sr. Sec'd. Notes                          B2          11.00        6/15/10        625             584,375
Station Casinos, Inc., Sr. Sub. Notes                             B2           8.875      12/01/08        850             875,500
                                                                                                                     ------------
                                                                                                                        3,038,006
------------------------------------------------------------------------------------------------------------------------------
General Industrial--8.6%
Allied Waste North America, Inc.,
   Sr. Notes                                                      Ba3          7.625       1/01/06        700             673,750
   Sr. Notes                                                      Ba3          8.50       12/01/08        450             427,500
Case Corp., Notes                                                 Ba2          7.25        8/01/05        400             358,000
International Wire Group, Inc., Sr. Sub. Notes, Ser. B            Caa1        11.75        6/01/05        250             175,000
Lucent Technologies, Inc.,
   Notes                                                          B2           7.25        7/15/06        240              93,600
   Notes                                                          B2           5.50       11/15/08        425             146,625
MDP Acquisitions PLC, Sr. Notes (Ireland)                         B2           9.625      10/01/12        135(c)          136,363
Numatics, Inc., Sr. Sub. Notes                                    Caa2         9.625       4/01/08        160              73,600

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of September 30, 2002
(Unaudited)                                      THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                      Principal
                                                              Moody's        Interest     Maturity     Amount           Value
Description                                                   Rating           Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
General Industrial (cont'd.)
Tyco International Group S.A., (Luxembourg)
   Gtd. Notes                                                     Ba2         6.375%       2/15/06   $    105(c)     $     90,300
   Gtd. Notes                                                     Ba2         5.80         8/01/06         60(c)           50,400
   Gtd. Notes                                                     Ba2         6.125        1/15/09        215(c)          176,300
   Gtd. Notes                                                     Ba2         6.75         2/15/11        110(c)           90,750
   Gtd. Notes                                                     Ba2         6.375       10/15/11        860(c)          705,200
United Rentals, Inc., Sr. Sub. Notes                              B2          9.00         4/01/09        400             326,000
WESCO Distribution, Inc., Sr. Sub. Notes                          B3          9.125        6/01/08        650             559,000
                                                                                                                     ------------
                                                                                                                        4,082,388
------------------------------------------------------------------------------------------------------------------------------
Grocery Stores--0.6%
Winn-Dixie Stores, Inc., Sr. Notes                                Ba2         8.875        4/01/08        275             269,500
------------------------------------------------------------------------------------------------------------------------------
Health Care--10.8%
Alaris Medical Systems, Inc.,
   Sr. Sub. Notes                                                 Caa1         9.75       12/01/06        800             766,000
   Sr. Sec'd. Notes, Ser. B                                       B2          11.625      12/01/06        145             156,600
Athena Neurosciences Finance LLC, Sr. Notes                       B2           7.25        2/21/08        835             442,550
Beverly Enterprises, Inc.,
   Sr. Notes                                                      B1           9.00        2/15/06        500             417,500
   Sr. Notes                                                      B1           9.625       4/15/09        525             438,375
Bio-Rad Labs, Inc., Sr. Sub. Notes                                B2          11.625       2/15/07        395             438,450
Conmed Corp., Sr. Sub. Notes                                      B2           9.00        3/15/08        600             606,000
HEALTHSOUTH Corp.,
   Sr. Notes                                                      Ba3          7.375      10/01/06        130              96,200
   Sr. Notes                                                      Ba3          8.50        2/01/08        120              90,000
Radiologix, Inc., Sr. Notes                                       B2          10.50       12/15/08        770             752,675
Sybron Dental Specialties, Inc., Sr. Sub. Notes                   B2           8.125       6/15/12        100              99,250
Triad Hospitals Holdings, Inc., Sr. Sub. Notes                    B2          11.00        5/15/09        480             526,800
Universal Hospital Services, Sr. Sub. Notes                       B3          10.25        3/01/08        350             334,250
                                                                                                                     ------------
                                                                                                                        5,164,650
------------------------------------------------------------------------------------------------------------------------------
Home Builder & Real Estate--6.0%
Beazer Homes USA, Inc.,
   Sr. Notes                                                      Ba2          8.875       4/01/08        750             757,500
   Sr. Notes                                                      Ba2          8.625       5/15/11        100             100,500
D.R. Horton, Inc., Sr. Sub. Notes                                 Ba2          9.375       3/15/11        500             481,250
Ryland Group, Inc., Sr. Sub. Notes                                Ba3          8.25        4/01/08        750             744,375

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as of September 30, 2002
(Unaudited)                                      THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                      Principal
                                                              Moody's        Interest     Maturity     Amount           Value
Description                                                   Rating           Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Home Builder & Real Estate (cont'd.)
Standard Pacific Corp.,
   Sr. Notes                                                      Ba2          8.50%       6/15/07   $    250        $    243,125
   Sr. Notes                                                      Ba2          8.00        2/15/08        575             550,562
                                                                                                                     ------------
                                                                                                                        2,877,312
------------------------------------------------------------------------------------------------------------------------------
Media & Entertainment--13.1%
Corus Entertainment, Inc., Sr. Sub. Notes (Canada)                B1           8.75        3/01/12        205(c)          208,588
EchoStar DBS Corp., Sr. Notes                                     B1           9.125       1/15/09      1,025             963,500
Entravision Communications Corp., Sr. Sub. Notes                  B3           8.125       3/15/09        110             112,200
Mail-Well I Corp., Sr. Notes                                      B1           9.625       3/15/12        395             272,550
PRIMEDIA, Inc., Sr. Notes                                         B3           8.875       5/15/11        775             581,250
Quebecor Media, Inc., Sr. Notes (Canada)                          B2          11.125       7/15/11      1,500(c)        1,200,000
Rogers Communications, Inc., Sr. Notes (Canada)                   Ba1          8.875       7/15/07        600(c)          486,000
Time Warner, Inc., Sr. Notes                                      Baa1         9.125       1/15/13        425             416,406
Von Hoffman Press, Inc.,
   Sr. Sub. Notes                                                 B3          10.875       5/15/07        550             467,500
   Sr. Notes                                                      B2          10.25        3/15/09        345             324,300
World Color Press, Inc., Sr. Sub. Notes                           Baa2         8.375      11/15/08        750             780,873
Young Broadcasting, Inc., Sr. Sub. Notes                          B3          10.00        3/01/11        475             427,500
                                                                                                                     ------------
                                                                                                                        6,240,667
------------------------------------------------------------------------------------------------------------------------------
Metals--4.7%
AK Steel Corp., Sr. Notes                                         B1           7.875       2/15/09        600             597,000
Century Aluminum Co., Sr. Sec'd. First Mtge. Notes                Ba3         11.75        4/15/08        670             643,200
Steel Dynamics, Inc., Sr. Notes                                   B2           9.50        3/15/09         65              65,650
United States Steel LLC, Sr. Notes                                Ba3         10.75        8/01/08        875             861,875
Weirton Steel Corp., Sr. Sec'd. Notes                             Caa3        10.00        4/01/08        413             103,125
                                                                                                                     ------------
                                                                                                                        2,270,850
------------------------------------------------------------------------------------------------------------------------------
Paper & Packaging--6.6%
Buckeye Cellulose Corp., Inc., Sr. Sub. Notes                     Caa1         8.50       12/15/05        335             288,100
Caraustar Industries, Inc., Sr. Sub. Notes                        Ba2          9.875       4/01/11        675             685,125
Georgia-Pacific Corp., Sr. Notes                                  Ba1          9.50       12/01/11        625             531,250
Graphic Packaging Corp., Sr. Sub. Notes                           B2           8.625       2/15/12        105             105,525
Pacifica Papers, Inc., Sr. Notes (Canada)                         Ba2         10.00        3/15/09        750(c)          753,750
Stone Container Corp.,
   Sr. Notes                                                      B2           9.25        2/01/08        450             463,500
   Sr. Notes                                                      B2           8.375       7/01/12        325             323,375
                                                                                                                     ------------
                                                                                                                        3,150,625

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as of September 30, 2002
(Unaudited)                                      THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                      Principal
                                                              Moody's        Interest     Maturity     Amount           Value
Description                                                   Rating           Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Retail--7.0%
CSK Auto, Inc.,
   Sr. Notes                                                      B2          12.00%       6/15/06   $    195        $    206,456
   Sr. Sub. Notes                                                 B3          11.00       11/01/06         88              89,760
GAP, Inc., Notes                                                  Ba3         10.55       12/15/08        545             547,044
Levi Strauss & Co., Notes                                         Caa1        11.625       1/15/08        850             680,000
PCA Finance Corp., Sr. Notes                                      B3          11.875       8/01/09        370             377,400
J.C. Penney Co., Inc., Sr. Notes                                  Ba3          7.60        4/01/07        350             337,750
Rite Aid Corp.,
   Notes                                                          Caa3         7.125       1/15/07      1,500           1,012,500
   Sr. Notes                                                      Caa3        11.25        7/01/08        100              73,000
                                                                                                                     ------------
                                                                                                                        3,323,910
------------------------------------------------------------------------------------------------------------------------------
Technology--10.6%
Amkor Technologies, Inc.,
   Sr. Notes                                                      B3           9.25        5/01/06        600             414,000
   Sr. Sub. Notes                                                 B3          10.50        5/01/09        750             345,000
Avaya, Inc., Sr. Sec'd. Notes                                     Ba2         11.125       4/01/09        650             409,500
ChipPac International Co. Ltd., Sr. Sub. Notes, Ser. B            B3          12.75        8/01/09        870             848,250
Fairchild Semiconductor Corp., Sr. Sub. Notes                     B2          10.50        2/01/09      1,000           1,040,000
SCG Holdings Corp., Sr. Sub. Notes, Ser. B                        Caa1        12.00        8/01/09      1,315             499,700
Solectron Corp., Sr. Notes                                        Ba3          9.625       2/15/09        575             474,375
Xerox Capital Europe PLC, Gtd. Notes (United Kingdom)             B1           5.875       5/15/04        750(c)          588,750
Xerox Corp., Sr. Notes                                            B1           9.75        1/15/09        585             468,000
                                                                                                                     ------------
                                                                                                                        5,087,575
------------------------------------------------------------------------------------------------------------------------------
Telecommunications--3.8%
AT&T Wireless Services, Inc., Sr. Notes                           Baa2         7.875       3/01/11        235             180,950
Nextel Communications, Inc., Sr. Notes                            B3           9.50        2/01/11      1,125             840,937
Qwest Capital Funding, Inc.,
   Sr. Notes                                                      Caa1         7.90        8/15/10        250             112,500
   Sr. Notes                                                      Caa1         7.25        2/15/11        700             308,000
Rogers Wireless, Inc., Sr. Sec'd. Notes (Canada)                  Ba3          9.625       5/01/11        450(c)          324,000
U.S. West Capital Funding, Inc., Sr. Notes                        Caa1         6.375       7/15/08        100              44,000
                                                                                                                     ------------
                                                                                                                        1,810,387
------------------------------------------------------------------------------------------------------------------------------
Transportation--6.6%
Air Canada, Inc., Sr. Notes (Canada)                              B3          10.25        3/15/11      1,060(c)          577,700
Atlas Air, Inc., Sr. Notes                                        B2          10.75        8/01/05        810             315,900

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Portfolio of Investments as of September 30, 2002
(Unaudited)                                      THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                      Principal
                                                              Moody's        Interest     Maturity     Amount           Value
Description                                                   Rating           Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Transportation (cont'd.)
Delta Air Lines, Inc.,
   Notes                                                          Ba3          7.90%      12/15/09   $    880        $    572,000
   Debs.                                                          Ba3         10.375       2/01/11         45              28,350
Kansas City Southern Railway Co., Sr. Notes                       Ba2          9.50       10/01/08        750             821,250
Navistar International Corp., Sr. Notes, Ser. B                   Ba1          9.375       6/01/06        620             589,000
Northwest Air Lines, Inc.,
   Sr. Notes                                                      B2           8.875       6/01/06        330             161,700
   Notes                                                          B2           9.875       3/15/07        165              80,850
                                                                                                                     ------------
                                                                                                                        3,146,750
------------------------------------------------------------------------------------------------------------------------------
Utilities--9.3%
AES Corp., Sr. Notes                                              Ba3          8.875       2/15/11        825             420,750
Avista Corp., Sr. Notes                                           Ba1          9.75        6/01/08        780             724,675
Calpine Canada Energy Finance LLC, Gtd. Notes (Canada)            B1           8.50        5/01/08      1,000(c)          410,000
Calpine Corp.,
   Sr. Notes                                                      B1           8.625       8/15/10        500             197,500
   Sr. Notes                                                      B1           8.50        2/15/11        400             164,000
CMS Energy Corp., Sr. Notes                                       B3           9.875      10/15/07        700             574,000
Energy Corporation of America, Sr. Sub. Notes, Ser A              Caa3         9.50        5/15/07        250             163,438
Mirant Americas Generation LLC, Sr. Notes                         Ba1          7.20       10/01/08        850             450,500
TNP Enterprises, Inc., Sr. Sub. Notes                             Ba3         10.25        4/01/10        500             475,000
Western Resources, Inc.,
   Sr. Notes                                                      Ba2          9.75        5/01/07        200             191,935
   Sr. Notes                                                      Ba2          7.125       8/01/09        750             668,512
                                                                                                                     ------------
                                                                                                                        4,440,310
                                                                                                                     ------------
Total long-term corporate bonds                                                                                        67,407,685
 ------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK(a)                                                                                       Shares
                                                                                                     ---------
Mediq, Inc.(d)                                                    --         --                 --      3,205                   0
------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK
Weirton Steel Corp., Ser. C, PIK                                  NR          12.50             --      6,750              16,875
                                                                                                                     ------------
Total long-term investments (cost $80,238,612)                                                                         67,424,560

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Portfolio of Investments as of September 30, 2002
(Unaudited)                                      THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                     Principal
                                                                             Interest    Maturity     Amount            Value
Description                                                                    Rate        Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--1.9%
REPURCHASE AGREEMENT
UBS Warburg, dated 9/30/02, due 10/01/02 in the amount of
   $899,047 (cost $899,000; collateralized by $691,000 U.S.
   Treasury Notes, 7.50%, due 11/15/16, value of collateral
   including accrued interest is $916,367)                                    1.87%       10/01/02   $    899        $    899,000
------------------------------------------------------------------------------------------------------------------------------
Total Investments--143.1%
(cost $81,137,612; Note 4)                                                                                             68,323,560
Other assets in excess of liabilities--(43.1)%                                                                        (20,589,214)
                                                                                                                     ------------
Net Assets--100%                                                                                                     $ 47,734,346
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a)--Non-income producing securities.
(b)-- Represents issuer in default on interest payments; non-income producing security.
(c)--US$ denominated foreign bonds.
(d)--Fair-valued security--value is determined by the Valuation Committee or Board of Directors in consultation with the investment adviser.
LLC--Limited Liability Company.
L.P.--Limited Partnership.
NR--Not rated by Moody's or Standard & Poor's.
PIK--Payment in Kind.
PLC--Public Limited Company (United Kingdom Limited Liability Company).
S.A.--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).
--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Statement of Assets and Liabilities (Unaudited)   THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

Assets
                                                                                                              September 30, 2002
--------------------------------------------------------------------------------------------------------------------------------
Investments, at value (cost $81,137,612)...................................................................   $     68,323,560
Cash.......................................................................................................              1,925
Interest receivable........................................................................................          2,031,667
Receivable for investments sold............................................................................            166,298
Other assets...............................................................................................             43,802
                                                                                                              ------------------
   Total assets............................................................................................         70,567,252
                                                                                                              ------------------
Liabilities
Loan payable (Note 5)......................................................................................         22,000,000
Dividends payable..........................................................................................            510,626
Loan interest payable (Note 5).............................................................................            147,720
Accrued expenses...........................................................................................            115,433
Deferred directors' fees...................................................................................             30,252
Advisory fee payable.......................................................................................             20,625
Administration fee payable.................................................................................              8,250
                                                                                                              ------------------
   Total liabilities.......................................................................................         22,832,906
                                                                                                              ------------------
Net Assets.................................................................................................   $     47,734,346
                                                                                                              ------------------
                                                                                                              ------------------
Net assets were comprised of:
   Common stock, at par....................................................................................   $        157,116
   Paid-in capital in excess of par........................................................................        131,837,484
                                                                                                              ------------------
                                                                                                                   131,994,600
   Overdistribution of net investment income...............................................................           (962,509)
   Accumulated net realized loss on investment and foreign currency transactions...........................        (70,483,758)
   Net unrealized depreciation on investments and foreign currencies.......................................        (12,813,987)
                                                                                                              ------------------
   Net assets, September 30, 2002..........................................................................   $     47,734,346
                                                                                                              ------------------
                                                                                                              ------------------
Net asset value per share ($47,734,346 / 15,711,567 shares of common stock issued and outstanding).........                $3.04
                                                                                                              ------------------
                                                                                                              ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

THE HIGH YIELD PLUS FUND, INC.
Statement of Cash Flows (Unaudited)
------------------------------------------------------------
THE HIGH YIELD PLUS FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                  Six Months
                                                     Ended
                                                 September 30,
Net Investment Income                                2002
Income
   Interest...................................   $  3,886,103
   Dividends..................................             29
                                                 -------------
                                                    3,886,132
                                                 -------------
Expenses
   Investment advisory fee....................        140,290
   Administration fee.........................         56,116
   Custodian's fees and expenses..............         56,000
   Legal fees and expenses....................         52,000
   Reports to shareholders....................         28,000
   Transfer agent's fees and expenses.........         19,000
   Listing fee................................         18,000
   Directors' fees and expenses...............         17,000
   Audit fee..................................         15,000
   Insurance expense..........................          8,000
   Miscellaneous..............................          4,047
                                                 -------------
      Total operating expenses................        413,453
   Loan interest expense (Note 5).............        361,534
                                                 -------------
      Total expenses..........................        774,987
                                                 -------------
Net investment income.........................      3,111,145
                                                 -------------
Realized and Unrealized Gain
(Loss) on Investments and Foreign Currencies
Net realized loss on:
   Investment transactions....................    (10,170,325)
   Foreign currency transactions..............         (1,308)
                                                 -------------
                                                  (10,171,633)
                                                 -------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments................................     (3,398,734)
   Foreign currencies.........................            159
                                                 -------------
                                                   (3,398,575)
                                                 -------------
Net loss on investments and foreign
   currencies.................................    (13,570,208)
                                                 -------------
Net Decrease in Net Assets
Resulting from Operations.....................   $(10,459,063)
                                                 -------------
                                                 -------------

THE HIGH YIELD PLUS FUND, INC.
Statement of Cash Flows (Unaudited)
------------------------------------------------------------
                                                   Six Months
                                                     Ended
                                                   September
Increase (Decrease) in Cash                           30,
(Including Foreign Currency)                          2002
Cash flows provided from operating activities
   Interest and dividends received (excluding
      discount and premium amortization of
      $389,149).................................  $ 3,754,316
   Operating expenses paid......................     (431,591)
   Loan interest and commitment fee paid........     (351,659)
   Purchases of short-term portfolio
      investments...............................    1,445,000
   Purchases of long-term portfolio
      investments...............................  (41,978,006)
   Proceeds from disposition of long-term
      portfolio investments.....................   40,856,213
   Other assets.................................        7,833
                                                  ------------
   Net cash provided from operating
      activities................................    3,302,106
                                                  ------------
Cash used for financing activities
   Cash dividends paid (excluding reinvestment
      of dividends of $227,776).................   (3,300,318)
                                                  ------------
   Net increase in cash.........................        1,788
   Cash at beginning of period..................          137
                                                  ------------
   Cash at end of period........................  $     1,925
                                                  ------------
                                                  ------------
Reconciliation of Net Decrease in Net Assets
to Net Cash (Including Foreign Currency)
Provided from Operating Activities
Net decrease in net assets resulting from
   operations...................................  $10,459,063
                                                  ------------
Decrease in investments.........................    1,073,048
Net realized loss on investment and foreign
   currency transactions........................   10,171,633
Net decrease in unrealized appreciation
   (depreciation) on investments and foreign
   currencies...................................    3,398,575
Decrease in receivable for investments sold.....      102,662
Decrease in interest receivable.................      257,333
Decrease in other assets........................        7,833
Decrease in payable for investments purchased...   (1,241,877)
Decrease in accrued expenses and other
   liabilities..................................       (8,038)
                                                  ------------
   Total adjustments............................   13,761,169
                                                  ------------
   Net cash provided from operating
      activities................................  $ 3,302,106
                                                  ------------
                                                  ------------
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

THE HIGH YIELD PLUS FUND, INC.
Notes to Financial Statements (Unaudited)
------------------------------------------------------------
THE HIGH YIELD PLUS FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------
                                   Six Months
                                     Ended              Year
                                   September           Ended
Increase (Decrease) in                30,            March 31,
Net Assets                            2002              2002
                                  ------------      ------------
Operations
   Net investment income.......   $  3,111,145      $  9,582,239
   Net realized loss on
      investment and foreign
      currency transactions....    (10,171,633)      (29,515,535)
   Net change in unrealized
      appreciation
      (depreciation) on
      investments and foreign
      currencies...............     (3,398,575)       13,844,030
                                  ------------      ------------
   Net decrease in net assets
      resulting from
      operations...............    (10,459,063)       (6,089,266)
   Dividends from net
      investment income........     (3,373,382)      (11,197,187)
   Value of Fund shares issued
      to shareholders in
      reinvestment of
      dividends................        227,776         1,032,315
                                  ------------      ------------
Total decrease.................    (13,604,669)      (16,254,138)
Net Assets
Beginning of period............     61,339,015        77,593,153
                                  ------------      ------------
End of period..................   $ 47,734,346      $ 61,339,015
                                  ------------      ------------
                                  ------------      ------------


THE HIGH YIELD PLUS FUND, INC.
Notes to Financial Statements (Unaudited)
------------------------------------------------------------
The High Yield Plus Fund, Inc. (the 'Fund') was organized in Maryland on February 3, 1988, as a diversified, closed-end management investment company. The Fund had no transactions until April 4, 1988, when it sold 11,000 shares of common stock for $102,300 to Wellington Management Company, LLP (the 'Investment Adviser'). Investment operations commenced on April 22, 1988. The Fund's primary objective is to provide a high level of current income to shareholders. The Fund seeks to achieve this objective through investment in publicly or privately offered high yield debt securities rated in the medium to lower categories by recognized rating services or nonrated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the closing bid price or in the absence of such price, as determined in good faith by the Board of Directors of the Fund. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the closing bid price. Securities for which no trades have taken place that day and unlisted securities for which market quotations are readily available are valued at the latest bid price.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of
--------------------------------------------------------------------------------
                                       13

Notes to Financial Statements (Unaudited)         THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Cash Flow Information: The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts on debt obligations. Cash, as used in the Statement of Cash Flows, is the amount reported as 'Cash' in the Statement of Assets and Liabilities.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: The Fund expects to pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

------------------------------------------------------------
Note 2. Agreements
The Fund has agreements with the Investment Adviser and with Prudential Investments LLC (the 'Administrator'). The Investment Adviser makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.

The investment advisory agreement provides for the Investment Adviser to receive a fee, computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly net assets. The administration agreement provides for the Administrator to receive a fee, computed weekly and payable monthly at an annual rate of .20% of the Fund's average weekly net assets.

------------------------------------------------------------
Note 3. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments for the six months ended September 30, 2002, aggregated $40,419,184 and $40,753,551, respectively.
--------------------------------------------------------------------------------
                                       14

Notes to Financial Statements (Unaudited)         THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
Note 4. Distributions and Tax Information
For federal income tax purposes, the Fund had a capital loss carryforward as of March 31, 2002 of approximately $44,941,000, of which $1,337,000 expires in 2003, $1,806,000 expires in 2004, $500,000 expires in 2007, $8,206,000 expires in 2008, $8,395,000 expires in 2009 and $24,697,000 expires in 2010.
Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryfoward. In addition, the Fund has elected to treat capital losses of approximately $14,591,000 and net foreign currency losses of approximately $35,200 incurred in the five months ended March 31, 2002, as having been incurred in the current fiscal year.

The United States income tax basis of the Fund's investments and the net unrealized depreciation as of September 30, 2002 was as follows:

   Tax Basis of                                          Net Unrealized
   Investments        Appreciation     Depreciation       Depreciation
------------------    ------------     -------------     --------------
   $81,217,837          $876,510       $(13,770,787 )     $(12,894,277)

The difference between book and tax basis was attributable to deferred losses on wash sales and differences in the treatment of premium amortization for book and tax purposes.

------------------------------------------------------------
Note 5. Borrowings
The Fund has a credit agreement with unaffiliated lenders. The maximum commitment under this agreement is $50,000,000. Interest on any such borrowings is based on market rates and is payable at maturity. The Fund may utilize these borrowings (leverage) in order to increase the potential for gain on amounts invested. There can be no guarantee that these gains will be realized. There are increased risks associated with the use of leverage. The average daily balance outstanding during the six months ended September 30, 2002 was $23,675,824 at a weighted average interest rate of 3.20%. The maximum face amount of borrowings outstanding at any month-end during the six months ended September 30, 2002 was $26,000,000. The current borrowings of $22,000,000 (at a weighted average interest rate of 3.06%) mature throughout the period from October 1, 2002 to November 8, 2002.

The Fund pays commitment fees at an annual rate of .10 of 1% on any unused portion of the credit facility. Commitment fees are included in 'Loan Interest' as reported on the Statement of Assets and Liabilities and on the Statement of Operations.

Effective April 2, 2002, under the renewed credit agreement with unaffiliated lenders, the interest rate spread on any of the Fund's borrowings will be equal to the Eurodollar Loan Rate or Federal Funds Rate plus 0.750%. Under the previous credit agreement, this spread was equal to 0.625%. All other terms and conditions remain unchanged. The renewed credit agreement expires on April 1, 2003.

------------------------------------------------------------
Note 6. Capital
There are 100 million shares of common stock authorized at $.01 par value per share. During the six months ended September 30, 2002 and the fiscal year ended March 31, 2002, the Fund issued 59,612 and 203,297 shares in connection with reinvestment of dividends, respectively.

------------------------------------------------------------
Note 7. Dividends
On November 19, 2002, the Board of Directors of the Fund declared dividends of $0.0325 per share payable on January 10, 2003, February 11, 2003 and March 11, 2003 to shareholders of record on December 31, 2002, January 31, 2003 and February 28, 2003, respectively.
--------------------------------------------------------------------------------
                                       15

Financial Highlights (Unaudited)                  THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                               Six Months
                                                                  Ended                     Year Ended March 31,
                                                              September 30,     ---------------------------------------------
                                                                  2002           2002        2001         2000         1999
                                                              -------------     -------     -------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................       $  3.92        $  5.02     $  6.42     $   7.36     $   9.21
                                                                  ------        -------     -------     --------     --------
Income from investment operations
Net investment income.....................................           .20            .62         .81          .89          .88
Net realized and unrealized gain (loss) on investments....          (.86)         (1.00)      (1.34)        (.94)       (1.59)
                                                                  ------        -------     -------     --------     --------
   Total from investment operations.......................          (.66)          (.38)       (.53)        (.05)        (.71)
                                                                  ------        -------     -------     --------     --------
Less dividends and distributions
Dividends from net investment income......................          (.22)          (.72)       (.86)        (.89)        (.88)
Distributions in excess of net investment income..........            --             --        (.01)          --           --
                                                                  ------        -------     -------     --------     --------
   Total dividends........................................          (.22)          (.72)       (.87)        (.89)        (.88)
                                                                  ------        -------     -------     --------     --------
Capital charge in respect to issuance of shares...........            --             --          --           --         (.26)
                                                                  ------        -------     -------     --------     --------
Net asset value, end of period(a).........................       $  3.04        $  3.92     $  5.02     $   6.42     $   7.36
                                                                  ------        -------     -------     --------     --------
                                                                  ------        -------     -------     --------     --------
Market price per share, end of period(a)..................       $  3.00        $  4.38     $  6.20     $ 6.1875     $ 7.1875
                                                                  ------        -------     -------     --------     --------
                                                                  ------        -------     -------     --------     --------
TOTAL INVESTMENT RETURN(b):...............................        (26.90)%       (19.20)%     15.49%       (2.96)%     (12.36)%
                                                                  ------        -------     -------     --------     --------
                                                                  ------        -------     -------     --------     --------
RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)...................       $47,734        $61,339     $77,593     $ 98,212     $111,993
Average net assets (000 omitted)..........................       $55,810        $67,722     $88,620     $107,803     $ 94,437
Ratio to average net assets:
   Expenses, before loan interest and commitment fees.....          1.48%(c)       1.33%       1.26%        1.08%        1.11%
   Total expenses.........................................          2.77%(c)       3.19%       3.92%        3.47%        3.14%
   Net investment income..................................         11.12%(c)      14.15%      14.00%       12.60%       11.60%
Portfolio turnover rate...................................            54%(d)         76%         68%          83%          94%
Total debt outstanding at end of period (000 omitted).....       $22,000        $22,000     $28,000     $ 42,000     $ 35,000
Asset coverage per $1,000 of debt outstanding.............       $ 3,170        $ 3,788     $ 3,771     $  3,338     $  4,204

                                                              1998
                                                            --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................  $   8.54
                                                            --------
Income from investment operations
Net investment income.....................................       .84
Net realized and unrealized gain (loss) on investments....       .67
                                                            --------
   Total from investment operations.......................      1.51
                                                            --------
Less dividends and distributions
Dividends from net investment income......................      (.84)
Distributions in excess of net investment income..........        --
                                                            --------
   Total dividends........................................      (.84)
                                                            --------
Capital charge in respect to issuance of shares...........        --
                                                            --------
Net asset value, end of period(a).........................  $   9.21
                                                            --------
                                                            --------
Market price per share, end of period(a)..................  $  9.125
                                                            --------
                                                            --------
TOTAL INVESTMENT RETURN(b):...............................     11.25%
                                                            --------
                                                            --------
RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)...................  $104,558
Average net assets (000 omitted)..........................  $100,766
Ratio to average net assets:
   Expenses, before loan interest and commitment fees.....      1.07%
   Total expenses.........................................      2.44%
   Net investment income..................................      9.41%
Portfolio turnover rate...................................       112%
Total debt outstanding at end of period (000 omitted).....  $ 30,000
Asset coverage per $1,000 of debt outstanding.............  $  4,485

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total returns for periods less than one year are not annualized.
(c) Annualized.
(d) Not annualized.
Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     16

Supplemental Proxy Information (Unaudited)        THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
The annual meeting of shareholders of The High Yield Plus Fund, Inc. was held on August 12, 2002 at the offices of Prudential Investments LLC, 100 Mulberry Street, Newark, New Jersey. The meeting was held for the following purpose:

(1)       To elect the following directors to serve as follows:
                     Directors                 Class         Term        Expiring
          -------------------------------      ------      --------      ---------
          Douglas H. McCorkindale                II        3 years         2005
          Robert E. La Blanc                     II        3 years         2005
          Directors whose term of office continued beyond this meeting are Eugene C. Dorsey, Thomas T. Mooney and Clay T.
          Whitehead.

The results of the proxy solicitation on the above matter were as follows:

                   Directors                Votes for      Votes against      Votes withheld      Abstentions
          ----------------------------     -----------     --------------     ---------------     ------------
(1)       Douglas H. McCorkindale          13,099,271            --               523,000              --
          Robert E. La Blanc               13,114,927            --               507,344              --

--------------------------------------------------------------------------------
                                       17

Other Information (Unaudited)                     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares ('Shares') pursuant to the Fund's Dividend Reinvestment Plan (the 'Plan'). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.
Equiserve Trust Company, N.A. (the 'Plan Agent') serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of Shares on the valuation date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Equiserve Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.
--------------------------------------------------------------------------------

Directors
Eugene C. Dorsey
Robert E. La Blanc
Douglas H. McCorkindale
Thomas T. Mooney
Clay T. Whitehead

Investment Adviser
Wellington Management Company, llp
75 State Street
Boston, MA 02109

Administrator
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with
Section 23(c) of the Investment Company Act of
1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

The accompanying financial statements as of September 30, 2002 were not audited and, accordingly, no opinion is expressed on them.

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information.
This is not a prospectus intended for use in the purchase or sale of Fund shares.

The High Yield Plus Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

For information call toll-free (800) 451-6788


CUSIP 429906100